UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 23, 2021

(Date of earliest event reported)

INTERNET SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55897	81-2775456
(State of Incorporation)	Commission File Number	(IRS EIN)

521 Fifth Ave, 17th Floor

New York, New York 10016

(Address of principal executive offices)

212-586-4141

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Item 5.02	DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Election of Willard C. McNitt, III as member of the Board of Directors

On September 8, 2021, the majority shareholder of the Corporation elected Willard C. McNitt, III to serve as member of the Board of Directors of the Corporation, effective September 20, 2021.

Willard C. McNitt is a senior executive with public and private company experience in a wide variety of industries. He has significant experience as an executive officer with a deep understanding of financial markets and institutions with international exposure and strengths in developing solutions to complex financial challenges. He has had extensive experience in the Private/Alternative Investing sector with areas of focus including venture capital, private equity, mergers and acquisitions, restructurings and leveraged and management buyouts.

After starting his career at Price Waterhouse, Mr. McNitt joined Gould Electronics. He remained with the company after its acquisition by Nippon Mining, until he was recruited by Zenith Electronics to be its Corporate Treasurer. At Zenith, Mr. McNitt was a key member of the strategic planning and operating committees chaired by the CEO. In 1995, Mr. McNitt was named Zenith’s Chief Financial Officer. In 1995-96, LG Electronics acquired Zenith in a two- step stock transaction. In 1996, Mr. McNitt was named Chief Financial Officer of Netdox, Inc., an internet security services company whose major stakeholders were Deloitte Consulting and Thurston Group, a Chicago-based private equity firm. Netdox was sold in 2000 and Mr. McNitt joined Thurston Group as a Principal. Since 2000, Thurston Group has invested in lower middle-market private companies in healthcare, telecom, financial services and Internet services. Mr. McNitt is involved with the Thurston Group’s M & A, business development, and investor relations activities.

Mr. McNitt serves or has served as a member of the board of directors of Royalty Capital, ACG Chicago, Claremont McKenna College Parents Board, Harvard Club of Chicago, Goodman Theater, Prentice Hospital, Amherst Club of Chicago, Harvard Business School of Chicago, Henrotin HospitalJunior Board and Chicago Symphony-Junior Board. Having earned the Eagle Scout distinction Mr. McNitt also is active in local scouting activities.

Mr. McNitt is a member of industry groups, including ACG, ACHE, AICPA, CFA, FEI, HFMA, NACD, SHSMD and TMA. He received a B. A. with Honors in Economics from Amherst College and a MBA in Finance from Harvard Business School. He is a certified public accountant, and CFA.

Item 9.01	Exhibits.

Exhibit No.	Description
10.1	Action by Written Consent of the Board of Directors of Internet Sciences, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2021	Internet Sciences, Inc. By: /s/ Lynda Chervil
Lynda Chervil, CEO